UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 16, 2010

INCOMING, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-152012
(State or other jurisdiction of incorporation)	(Commission File No.)

244 5th Avenue, Ste V235
New York, NY 10001
 (Address of principal executive offices and Zip Code)

(917) 210-1074
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Copies to:

Peter J. Bilfield, Esq.
Shipman & Goodwin LLP
300 Atlantic Street
Stamford, Connecticut 06901
(203) 324-8100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Table of Contents

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01	Financial Statements and Exhibits

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective on November 16th, 2010, the Board of Directors of Incoming, Inc., a Nevada corporation (the “Company”) accepted the resignation of Ephren Taylor as Director of the Company. Mr. Taylor’s resignation was not the result of any disagreements with the Company regarding its operations, policies, or practices.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 17.1	Copy of resignation letter dated November 16, 2010 from Ephren Taylor to the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010	INCOMING, INC.

/s/ R. Samuel Bell
R. Samuel Bell
Chief Executive Officer